UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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TARGET GLOBAL ACQUISITION I CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TARGET GLOBAL ACQUISITION I CORP.

A Cayman Islands Exempted Company

PO Box 10176, Governor’s Square, 23

Lime Tree Bay Avenue,

Grand Cayman, KY1-1002,

Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at        a.m./p.m., Eastern Time, on                    , 2023

TO THE SHAREHOLDERS OF TARGET GLOBAL ACQUISITION I CORP.:

You are cordially invited to attend the extraordinary general meeting of Target Global Acquisition I Corp., a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), which will be held on                    , 2023, at        a.m./p.m., Eastern Time, at the offices of Davis Polk & Wardwell London LLP located at 5 Aldermanbury Square, London EC2V 7HR, United Kingdom and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by        a.m./p.m., Eastern Time, on                    , 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting                .

The attached notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting (unless the Company determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated                    , 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend, by way of special resolution, the Company’s Articles to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (the “Extension Amendment”) from June 13, 2023 (the “Original Termination Date”) to September 13, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by Target Global Sponsor Ltd., a Cayman Islands exempted company limited by shares (the “Sponsor”), and upon two calendar days’ advance notice prior to the applicable Termination Date, until March 13, 2024 (each, an “Additional Articles Extension Date”), or a total of up to nine months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2 - The Redemption Limitation Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares (the “Class A Ordinary Shares”) included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment

would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.

Proposal No. 3 - The Founder Conversion Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares;

4.

Proposal No. 4 - The Trust Amendment Proposal - To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares (as defined below) and Class B Ordinary Shares, voting together as a single class, the amendment of that certain investment management trust agreement, dated December 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), as provided by the fourth resolution in the form set forth in Annex A to this proxy statement, to change the date on which Continental must commence liquidation (the “Trust Amendment”) of the trust account established in connection with the IPO (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date (the “Trust Amendment Proposal”); and

5.

Proposal No. 5 - The Adjournment Proposal - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the ‘‘Adjournment Proposal’’).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 13, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Articles provide that the Company has until June 13, 2023 to complete its initial Business Combination (or up to December 13, 2023, if the Company extends the period of time to consummate an initial Business

Combination, subject to the Sponsor depositing additional funds in the Trust Account). The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

As contemplated by the Articles, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Articles Extension Date or the relevant Additional Articles Extension Date.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan (a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”), (i) on June 14, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $270,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding (each date on which a Contribution is to be deposited into the Trust Account, a “Contribution Date”). The maximum aggregate amount of Contributions will be $810,000. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon consummation of a Business Combination (the “Maturity Date”). Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the Private Placement Warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the Article Extension Date or Additional Article Extension Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

On            , 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $            as of             , 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on             , 2023 was $            . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $            [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of            , 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal, the Redemption

Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date; and (iii) the Additional Articles Extension Date. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The Board has fixed the close of business on            , 2023 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board believes that it is in the best interests of the Company that the Company obtain the Extension Amendment, the Redemption Limitation Amendment, the Founder Conversion Amendment, the Trust Amendment Proposal and the Adjournment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Conversion Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER CONVERSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL IS CONDITIONED ON THE APPROVAL OF EACH OTHER. UNLESS EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER CONVERSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Target Global Acquisition I Corp.

Shmuel Chafets
Chief Executive Officer (Principal Executive Officer)

i

TARGET GLOBAL ACQUISITION I CORP.

A Cayman Islands Exempted Company

PO Box 10176, Governor’s Square, 23

Lime Tree Bay Avenue,

Grand Cayman, KY1-1002,

Cayman Islands

EXTRAORDINARY GENERAL MEETING OF TARGET GLOBAL ACQUISITION I CORP.

To Be Held at        a.m./p.m., Eastern Time, on                    , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Target Global Acquisition I Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on                     , 2023, at        a.m./p.m., Eastern Time, at the offices of Davis Polk & Wardwell London LLP located at 5 Aldermanbury Square, London EC2V 7HR, United Kingdom, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete a Business Combination (as defined below);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of the Company; and

•	the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”), including the final prospectus related to the IPO filed with the SEC on December 8, 2021 (File No. 333-253732) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

iii

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on December 8, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 28, 2023 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment (as defined below) involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares (as defined below) may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate our Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate our Company.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as our Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). Our Company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate our Company. Were we to liquidate, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct the trustee to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or December 8, 2023, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently                % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of our Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Shareholder Meeting, and instead hold all funds in the Trust Account in cash items which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our sponsor is controlled by, and has substantial ties with, non-U.S. persons domiciled principally in Israel and the United Kingdom. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to, amongst other things, critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. For so long as our Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of any U.S. business of the combined company if we proceed without first obtaining CFIUS clearance. These potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If CFIUS elects to review a Business Combination, the time necessary to complete such review of the Business Combination or a decision by CFIUS to prohibit the Business Combination could prevent us from completing a Business Combination prior to June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) or the Articles Extension Date (as defined herein), or any Additional Articles Extension Date (as defined herein), as applicable.

If we are not able to consummate a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) or the Articles Extension Date, or any Additional Articles Extension Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our Public Shares that might result from a Business Combination with a target company.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on                , at        a.m./p.m., Eastern Time. The Shareholder Meeting will be held at the offices of Davis Polk & Wardwell London LLP located at 5 Aldermanbury Square, London EC2V 7HR, United Kingdom, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting                .

Q:	Why am I receiving this proxy statement?

Our Company is a blank check company incorporated as a Cayman Islands exempted company on February 2, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities.

Following the closing of the Company’s initial public offering on December 13, 2021 (the “Initial Public Offering” or the “IPO”), followed by the partial exercise by the underwriters of the over-allotment option, a total amount of $219,194,512 from the net proceeds of (i) the sale of the Units in the IPO and (ii) the sale of private placement warrants (the “Private Placement Warrants”) to Target Global Sponsor Ltd., a Cayman Islands exempted company limited by shares (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, the Company’s amended and restated memorandum and articles of association (the “Articles”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying Business Combination(s) consummated on or before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account).

Without the Extension Amendment (as defined below), the Company believes that it will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account). The Board believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until March 13, 2024, if necessary, in order to allow the Company additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on                 , 2023, at        a.m./p.m., Eastern Time, at the offices of Davis Polk & Wardwell London LLP located at 5 Aldermanbury Square, London EC2V 7HR, United Kingdom, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the

Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting                .

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by        a.m./p.m., Eastern Time, on                , 2023.

Voting in Person at the Meeting. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend and vote at the Shareholder Meeting by visiting                and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Broadridge Financial Solutions, Inc. (“Broadridge”). The form contains instructions on how to attend the virtual Shareholder Meeting, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact                at                , or email                .

Shareholders who hold their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote,                will issue you a guest control number with proof of ownership. In either case you must contact                for specific instructions on how to receive the control number.                can be contacted at the number or email address above. Please allow up to                hours prior to the meeting for processing your control number.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—The Extension Amendment Proposal—To amend, by way of special resolution, the Company’s Articles to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (the “Extension Amendment”) from June 13, 2023 (the “Original Termination Date”) to September 13, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon two days’ advance notice prior to the applicable Termination Date, until March 13, 2024 (each, an “Additional Articles Extension Date”), or a total of up to nine months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to this proxy statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2 - The Redemption Limitation Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.

Proposal No. 3 - The Founder Conversion Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to this proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares;

4.

Proposal No. 4—The Trust Amendment Proposal – To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the amendment of that certain investment management trust agreement, dated December 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), as provided by the fourth resolution in the form set forth in Annex A to this proxy statement, to change the date on which Continental must commence liquidation (the “Trust Amendment”) of the trust account established in connection with the IPO (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date (the “Trust Amendment Proposal”); and

5.

Proposal No. 5—The Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued

listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 13, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on June 14, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $270,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $810,000. The Contributions will be evidenced by the Contribution Note, which is a non-interest bearing, unsecured convertible promissory note repayable by the Company upon the Maturity Date. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the Private Placement Warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the Article Extension Date or Additional Article Extension Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate our initial Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. If the Founder Conversion Amendment Proposal is not approved and in the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. Notwithstanding any conversion as a result of the Founder Conversion Amendment Proposal, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company’s net tangible assets to be less than $5,000,001.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal,” “Proposal No. 2 - The Redemption Limitation Amendment Proposal,” “Proposal No. 3 - The Founder Conversion Amendment Proposal”, “Proposal No. 4—The Trust Amendment Proposal” and “Proposal No. 5—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 2—The Redemption Limitation Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 3—The Founder Conversion Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers”, “Proposal No. 4—The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers”, and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q	Why is the Company proposing the Extension Amendment Proposal?

A:

The Company’s Articles provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:	Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q:	Why is the Company proposing the Founder Conversion Amendment Proposal?

A:

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Q:	Why is the Company proposing the Trust Amendment Proposal?

A:

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the Offering and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement, such later date not being more than 24 months after the closing of the Offering.

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the extraordinary general meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) 18 months after the closing of the Offering and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement (such later date not being more than 24 months after the closing of the Offering), if the aforementioned termination letter has not been received by Continental prior to such date.

Q:	Why is the Company proposing the Adjournment Proposal?

A:

If (i) the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, and the Trust Amendment Proposal are not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that (i) there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of the Company, including the Sponsor and certain of the Company’s officers and directors (the “Initial Shareholders”) who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional                Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:	How will the Initial Shareholders vote?

A:

The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date (as defined below), the Initial Shareholders beneficially owned and were entitled to vote 5,372,415 Class B Ordinary Shares, representing 20.0% of the Company’s issued and outstanding Ordinary Shares. If the Founder Conversion Amendment Proposal is approved, the Initial Shareholders expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, the Initial Shareholders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Q:	Who is the Company’s Sponsor?

A:

The Company’s sponsor is Target Global Sponsor Ltd., a Cayman Islands exempted company limited by shares. The Sponsor currently owns 5,072,415 Class B Ordinary Shares and 7,063,909 Private Placement Warrants. If the Founder Conversion Amendment Proposal is approved, the Initial Shareholders expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:	As discussed above, the Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension Amendment and have the opportunity to consummate a Business Combination.

If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial Business Combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Articles Extension Date (or Additional Articles Extension Date, if applicable) to consummate our initial Business Combination.

Q:	Why should I vote “FOR” the Founder Conversion Amendment Proposal?

A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Conversion Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:

The Company’s Board believes the opportunity to complete a business combination is in the best interests of the shareholders. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination, (ii) the Articles Extended Date and (iii) the Additional Articles Extension Date. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment.

Q:

What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, The Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment, the Company adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of SPACs like our Company, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Company’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or December 8, 2023, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently                % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Sponsor waived its rights to participate in any liquidation distribution with respect to the 5,072,415 Class B Ordinary Shares held by it.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Articles Extension Date. the Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on June 14, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $270,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $810,000. The Contributions will be evidenced by the Contribution Note, which is a non-interest bearing, unsecured convertible promissory note repayable by the Company upon the Maturity Date. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the Private Placement Warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the Article Extension Date or Additional Article Extension Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Initial Shareholders. In addition, the Company’s Articles provide that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Amendment, after taking into account the Redemptions.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any Public Shares in connection with the Extension Amendment Proposal, and the public shareholders will retain their shares and redemption rights.

Q:	What happens if the Founder Conversion Amendment Proposal is not approved?

A:

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination.

Q:	What happens if the Trust Amendment Proposal is not approved?

A:

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) 18 months after the closing of the Offering and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement (such later date not being more than 24 months after the closing of the Offering), if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:

No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to the Company at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, so that it is received by the Company not later than        a.m./p.m., Eastern Time, on                    , 2023 or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer not later than        a.m./p.m., Eastern Time, on                    , 2023. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a shareholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Conversion Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:

The Company’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 2—The Redemption Limitation Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Founder Conversion Amendment Proposal?

A:

The Company’s directors and officers have interests in the Founder Conversion Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 3—The Founder Conversion Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Trust Amendment Proposal?

A:

The Company’s directors and officers have interests in the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 4 – The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Are the proposals conditioned on one another?

A:

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented. If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of our shares to approve the extraordinary general meeting, the Founder Conversion Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the extraordinary general meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the extraordinary general meeting sine die in the event that the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Trust Amendment Proposal or any other proposal. In those events, at the extraordinary general meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on any other proposal. If the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and/or the Trust Amendment Proposal are approved at the extraordinary general meeting, the Adjournment Proposal will not be presented.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.

prior to        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of                , 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $                per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, if a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

The Company will pay the cost of soliciting proxies for the Shareholder Meeting. the Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. the Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: TGAA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on                , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                , 2023, to all shareholders of record of the Company as of                , 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on                , 2023 at        a.m./p.m., Eastern Time, at the offices of Davis Polk & Wardwell London LLP located at 5 Aldermanbury Square, London EC2V 7HR, United Kingdom, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled meeting date).

Shareholders who hold their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote,                will issue you a guest control number with proof of ownership. Either way you must contact                for specific instructions on how to receive the control number.                can be contacted at                , or via email at                . Please allow up to                hours prior to the meeting for processing your control number.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:

1.

Proposal No. 1—The Extension Amendment Proposal—To amend, by way of special resolution, the Company’s Articles to extend the Termination Date by which the Company has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, until March 13, 2024, or a total of up to nine months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to this proxy statement;

2.

Proposal No. 2 - The Redemption Limitation Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.

Proposal No. 3—The Founder Conversion Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to this proxy statement to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares;

4.

Proposal No. 4—The Trust Amendment Proposal – To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the Trust Agreement, as provided by the fourth resolution in the form set forth in Annex A to this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date; and

5.

Proposal No. 5—The Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 13, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on June 14, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $270,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $810,000. The Contributions will be evidenced by the Contribution Note, which is a non-interest bearing, unsecured convertible promissory note repayable by the Company upon the Maturity Date. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the Private Placement Warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the Article Extension Date or Additional Article Extension Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension

Amendment is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on                 , 2023, which is the “Record Date” for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were                issued and outstanding Ordinary Shares, of which                Class A Ordinary Shares are held by the Company’s public shareholders and 5,372,415 Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional                 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting

Redemption Limitation Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting

Founder Conversion Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting

Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Trust Amendment Proposal	At least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary shares, voting together as a single class at the Shareholder Meeting

Adjournment Proposal	Majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by        a.m./p.m., Eastern Time, on                , 2023.

Voting in Person at the Meeting. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by        a.m./p.m., Eastern Time, on                , 2023 (two business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend and vote at the Shareholder Meeting by visiting www.                and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company’s Chief Financial Officer in writing to 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are an the Company shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TGAA.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $                per share as of                , 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental,” or the “Transfer Agent”), in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to        a.m./p.m., Eastern Time, on                , 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $                and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to        a.m./p.m., Eastern Time, on                , 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on                 , 2023, the most recent practicable date prior to the date of this proxy statement, was $                per share. The cash held in the Trust Account on such date was approximately $                (including interest not previously released to the Company to pay its taxes) ($                per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders

Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $30,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which the Company has to consummate a Business Combination to the Articles Extension Date so as to give the Company additional time to complete a Business Combination.

Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

As contemplated by the Articles, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On                , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $                , based on the aggregate amount on deposit in the Trust Account of approximately $                as of                , 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on                , 2023 was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $                [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of                , 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Articles provide that the Company has until June 13, 2023 to complete a Business Combination (or up to December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account). The Company and its officers and directors agreed that they would not seek to amend the Company’s Articles to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Extension Amendment be obtained so that the Company will have additional time to consummate a Business Combination. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account). If that were to occur, the Company would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. If the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 13, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,372,415 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. The Company will then continue to attempt to consummate a Business Combination until the Articles Extension Date. The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on June 14, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $270,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the

Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $810,000. The Contributions will be evidenced by the Contribution Note, which is a non-interest bearing, unsecured convertible promissory note repayable by the Company upon the Maturity Date. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the Private Placement Warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the Article Extension Date or Additional Article Extension Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

In addition, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a trading price of $                per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on                , 2023), the 5,372,415 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), the Initial Shareholders will lose their entire investment in the Company;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account);

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account); and

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $                per share as of                , 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to        a.m./p.m., Eastern Time, on                , 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $                and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to                , Eastern Time, on                , 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on                , 2023, the most recent practicable date prior to the date of this proxy statement, was $                per share. The cash held in the Trust Account on such date was approximately $                (including interest not previously released to the Company to pay its taxes) ($                per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least                Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least                 Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination within 21 months from the consummation of the IPO, the Company shall have the right, but not the obligation, to extend the period of time to consummate a Business Combination, without a shareholder vote, on a monthly basis for up to six times by an additional one month each time after September 13, 2023, by resolution of the Company’s board of Directors, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable deadline, until March 13, 2024, provided that (i) the Sponsor (or its affiliates or designees) will deposit into the Trust Account as a loan (a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”), one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to each such monthly extension, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, in exchange for a non-interest bearing, unsecured convertible promissory note to the Contributor repayable by the Company upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants issued to the Sponsor in connection with the Company’s IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the extended date(s), any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)	Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that the Company does not consummate a Business Combination within 21 months from the consummation of the IPO (or up to 27 months, if such date is extended in accordance with the Articles), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

c)	Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months from the consummation of the IPO (or up to 27 months if such date is extended in accordance with the Articles), or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within twenty-one months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after the twenty-first month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon two calendar days’ advance notice prior to the applicable Termination Date, until twenty-seven months from the closing of the IPO.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Redemption Limitation Amendment Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Redemption Limitation Amendment Proposal. the Company’s shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

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the fact that the Sponsor paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

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the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a trading price of $                per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on                , 2023), the 5,372,415 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), the Initial Shareholders will lose their entire investment in the Company;

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the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

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the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account);

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

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the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account); and

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least                Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least                Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 49.5 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE FOUNDER CONVERSION AMENDMENT PROPOSAL

Overview

The Founder Conversion Amendment Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to amend, by way of special resolution, the Articles in order to allow the Initial Shareholders to convert the Class B Ordinary Shares prior to the closing of the Business Combination.

Reasons for the Founder Conversion Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Conversion Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company would be forced to liquidate.

If the Founder Conversion Amendment Proposal Is Not Approved

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Founder Conversion Amendment Proposal Is Approved

If the Founder Conversion Amendment Proposal is approved, our Articles will be amended pursuant to the third resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the third resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Redemption Limitation Amendment Proposal. the Company’s shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

•

the fact that the Sponsor paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a trading price of $                per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on                , 2023), the 5,372,415 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), the Initial Shareholders will lose their entire investment in the Company;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account);

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

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the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account); and

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the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the

Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Founder Conversion Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Founder Conversion Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Founder Conversion Amendment Proposal will require the affirmative vote of at least                Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least                 Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 17.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders of the Class B Shares, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination; or (b) automatically on the day of the consummation of a Business Combination.”

c)	Article 29.1 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 29.1:

“Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination or the date on which all Class B Shares have been converted into Class A Shares, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”

d)	Article 49.11 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.11:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust

Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond 21 months (or 27 months, if applicable under the provisions of this Article 49) from the consummation of the IPO or (ii) amend the foregoing provisions of this Article 49.11.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER CONVERSION AMENDMENT PROPOSAL.

PROPOSAL NO. 4—THE TRUST AMENDMENT PROPOSAL

Overview

Following the closing of the Company’s IPO on December 13, 2021, followed by the partial exercise by the underwriters of the over-allotment option, a total amount of $219,194,512 was placed in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations.

However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or December 8, 2023, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently                % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Reasons for the Trust Amendment Proposal

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the Offering and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement, such later date not being more than 24 months after the closing of the Offering.

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the extraordinary general meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) 18 months after the closing of the Offering and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement (such later date not being more than 24 months after the closing of the Offering), if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the

Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the extraordinary general meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) 18 months after the closing of the Offering and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement (such later date not being more than 24 months after the closing of the Offering), if the aforementioned termination letter has not been received by Continental prior to such date.

Each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

If the Trust Amendment Is Approved

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only upon the earlier of (1) the Company’s completion of a business combination and (2) the later of (a) the Articles Extended Date and (b) the Additional Articles Extension Date.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the fourth resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Trust Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

•

the fact that the Sponsor paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a trading price of $                per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on

Nasdaq on                , 2023), the 5,372,415 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account), the Initial Shareholders will lose their entire investment in the Company;

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the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

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the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account);

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

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the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 13, 2023 (or December 13, 2023, if the Company extends the period of time to consummate an initial Business Combination, subject to the Sponsor depositing additional funds in the Trust Account); and

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the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least                Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least                 Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Articles of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 5—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, The Trust Amendment Agreement or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. In such events, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least                Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least                 Ordinary Shares held by public shareholders (or approximately                % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share (the “Public Shares”) and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the

Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

General

The following discussion summarizes certain United States federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment Proposal .

This discussion of certain U.S. federal income tax considerations applies to you only if you are a U.S. Holder and you hold Class A Ordinary Shares as capital assets under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). You are a U.S. Holder if for U.S. federal income tax purposes you are a beneficial owner of our Class A Ordinary Shares and are:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our Class A Ordinary Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to exercising a right to have your Class A Ordinary Shares redeemed in light of your particular circumstances, including if you are:

•	our sponsor or founder (or an officer, director, employee, direct or indirect owner, or affiliate thereof);

•	a financial institution;

•	a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the Class A Ordinary Shares;

•	a government or agency or instrumentality thereof;

•	a regulated investment company;

•	a real estate investment trust;

•	an expatriate or former long-term resident of the United States;

•	an insurance company;

•	a person that actually or constructively owns five percent or more of our voting shares or five percent or more of the total value of our shares;

•	a person holding the Class A Ordinary Shares as part of a “straddle,” integrated transaction or similar transaction;

•	a person holding our Class A Ordinary Shares in connection with a trade or business outside the United States;

•	a U.S. person whose functional currency is not the U.S. dollar; or

•	a tax-exempt entity.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, which may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or any state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You should consult your tax adviser with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

This discussion does not consider the tax treatment of partnerships or other passthrough entities or persons who hold our Class A Ordinary Shares through those entities. If a partnership (or other entity or arrangement classified as a partnership or other passthrough entity for U.S. federal income tax purposes) is the beneficial owner of our Class A Ordinary Shares, the U.S. federal income tax treatment of a partner or member in the partnership or other passthrough entity generally will depend on the status of the partner or member and the activities of the partnership or other passthrough entity. If you are a partnership or other passthrough entity holding our Class A Ordinary Shares, or a partner or member thereof, you should consult your own tax adviser.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL. YOU ARE URGED TO CONSULT YOUR TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption of Class A Ordinary Shares

The following discussion is subject to the discussion under “—Passive Foreign Investment Company Rules” below.

In the event that your Class A Ordinary Shares are redeemed in connection with the Extension Amendment Proposal (referred to herein as a “redemption”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares, you will be treated as described under “—Redemption Taxable as a Sale or Exchange” below. If the redemption does not qualify as a sale of Class A Ordinary Shares, you will be treated as receiving a corporate distribution with the tax consequences described below under “—Redemption Taxable as a Corporate Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as owned by you (including any shares constructively owned by you) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include Class A Ordinary Shares which could be acquired pursuant to the exercise of Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax adviser as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “—Redemption Taxable as a Corporate Distribution” below. After the application of those rules, any remaining tax basis in the redeemed Class A ordinary shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you should consult your tax adviser as to the allocation of any remaining basis.

Redemption Taxable as a Sale or Exchange

The following discussion is subject to the discussion under “—Passive Foreign Investment Company” below.

In the event that the redemption of your Class A Ordinary Shares is treated as a sale or other taxable disposition, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Class A Ordinary Shares exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders are eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash received in connection with the redemption and (ii) your adjusted tax basis in the Class A Ordinary Shares redeemed. Your adjusted tax basis in your Class A Ordinary Shares generally will equal your acquisition cost (which in the case of an acquisition of units comprising of Class A Ordinary Shares and Public Warrants will be the portion of the purchase price allocated to the relevant Class A Ordinary Shares), decreased by any prior distributions (including deemed distributions) treated as returns of capital. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Redemption Taxable as a Corporate Distribution

The following discussion is subject to the discussion under “—Passive Foreign Investment Company” below.

In the event that the redemption of the Class A Ordinary Shares is treated as a corporate distribution, you generally will be required to include in gross income as a dividend the amount of any cash paid for our Class A Ordinary Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent the distribution is in excess of earnings and profits, it generally will be applied against, and reduce, your tax basis in your Class A Ordinary Shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Class A Ordinary Shares. However, it is possible that financial intermediaries may report the entire amount of the distribution as a dividend if they cannot determine the amount of our earnings and profits for U.S. federal income tax purposes.

If you are a corporate U.S. Holder, the amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. As described in “—Passive Foreign Investment Company” below, we believe that we were a PFIC for our taxable year ended December 31, 2022 and therefore, we believe that any amount treated as a dividend paid by us to a non-corporate U.S. Holder will not be eligible for the lower long-term capital gains rate that applies to qualified dividend income.

Passive Foreign Investment Company

A non-U.S. corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally treated as a passive asset for these purposes.

We believe that we did not qualify for the PFIC “start-up exception” (as described in our IPO prospectus under the caption “Taxation—United States Federal Income Tax Considerations—Passive Foreign Investment Company Rules”) for our taxable year ended December 31, 2021. Therefore, we believe that we were a PFIC for our taxable years ended December 31, 2021 and December 31, 2022. In addition, even if our business combination is completed during our current taxable year, it is possible that we will be a PFIC for our current taxable year, depending on the timing and structure of the business combination and the nature and value of the income and assets of the company with which we combine, the details of which are currently unknown.

Accordingly, if you did not make either a timely mark-to-market election or a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which you owned (or were deemed to own) Class A ordinary shares, as described below, you generally will be subject to special rules with respect to (i) any gain recognized on the sale or other disposition of your Class A Ordinary Shares, which would include a redemption that is treated as a sale or exchange under the rules discussed above, and (ii) any “excess distribution” made to you (generally, any distributions to you during a taxable year that are greater than 125% of the average annual distributions received by you in respect of the Class A Ordinary Shares during the three preceding taxable years or, if shorter, your holding period for the Class A Ordinary Shares), which should include a redemption that is treated as a corporate distribution under the rules discussed above.

Under these rules:

•	your gain or excess distribution will be allocated ratably over your holding period for the Class A Ordinary Shares;

•

the amount allocated to the taxable year in which you recognized the gain or received the excess distribution, or to the period in your holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income; and

•

the amount allocated to other taxable years (or portions thereof) and included in your holding period will be taxed at the highest tax rate in effect for that year and applicable to you (without regard to other items of income and loss for such year), and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed with respect to the tax attributable to each such other taxable year.

Tax Reporting and Backup Withholding

Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications, or are otherwise exempt from backup withholding and establish your exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon your particular situation. You should consult your tax adviser with respect to the tax consequences of the redemption of our Class A Ordinary Shares in connection with the Extension Amendment Proposal, including the tax consequences under state, local, estate, non-U.S. and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our” or “us” refer to the Target Global Acquisition I Corp.

The Company is a blank check company incorporated on February 2, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 28, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of                , 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•	each of the Company’s executive officers and directors that beneficially owns the Company’s Ordinary Shares; and

•	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Name of Beneficial Owners(1)	Number of Class B Ordinary Shares Beneficially Owned	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Issued Outstanding Ordinary Shares(2)
Target Global Sponsor Ltd. (our sponsor)	5,072,415	—	18.9	%(8)
5% Shareholders (individually or as a group)
Entities affiliated with Highbridge(3)		1,674,158	6.23%
Entities affiliated with Cantor Fitzgerald(4)		1,611,724	5.99%
Entities affiliated with Aristeia(5)		1,532,938	5.7%
Entities affiliated with Saba(6)		1,420,000	5.28%
Entities affiliated with Magnetar(7)		700,714	2.6%
Directors, Executive Officers
Gerhard Cromme	100,000	—	—	*
Shmuel Chafets	100,000	—	—	*(9)
Heiko Dimmerling	25,000	—	—	*
Yaron Valler	—	—	—	(9)
Michael Abbott	25,000	—	—	*
Lars Hinrichs	25,000	—	—	*
Sigal Regev	25,000	—	—	*
All officers and directors as a group (seven individuals)	300,000	—	1.1%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our shareholders is PO Box 10176 Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.
(2)

The percentages reported herein are based upon 26,862,073 of our ordinary shares outstanding as of                , 2023, which is the sum of 21,489,658 of our Class A Ordinary Shares and 5,372,415 of our Class B Ordinary Shares (which will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holder thereof).

(3)

Based on the information reported on Schedule 13G filed on February 2, 2023 by Highbridge Capital Management, LLC, a Delaware limited liability Company (“Highbridge”), Highbridge is the investment adviser to certain funds and accounts (the “Highbridge Funds”) with respect to the shares directly held by the Highbridge Funds. The Highbridge Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares held by the Highbridge Funds. Highbridge SPAC Opportunity Fund, L.P., a Highbridge Fund, has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of more than 5% of the shares held by the Highbridge Funds. The principal business office of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(4)

Based on the information reported on Schedule 13G filed on December 5, 2022 by (i) Cantor Fitzgerald Securities, a New York general partnership (“CFS”), (ii) Cantor Fitzgerald, L.P., a Delaware limited partnership (“Cantor”), (iii) CF Group Management, Inc., a New York corporation (“CFGM”) and (iv) Mr. Howard W. Lutnick, a U.S. citizen (“Mr. Lutnick”). CFS is the record holder of the securities reported herein. CFGM is the managing general partner of Cantor and directly or indirectly controls the managing general partner of CFS. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly, or indirectly. The principal business office of each of CFS, Cantor, CFGM and Mr. Mr. Lutnick is 110 East 59th Street, New York, New York 10022.

(5)

Based on the information reported on Schedule 13G filed on February 13, 2023 by Aristeia Capital, L.L.C., a Delaware limited liability company (“Aristeia”), Aristeia is the investment manager of, and has voting and investment control with respect to the shares held by, one or more private investment funds. The principal business office of Aristeia is Once Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(6)

Based on the information reported on Schedule 13G/A filed on February 14, 2023, by (i) Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), (ii) Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and (iii) Mr. Boaz R. Weinstein, a U.S. citizen. (“Mr. Weinstein”) The principal business office of each of Saba Capital, Saba GP and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)

Based on the information reported on Schedule 13G/A filed on January 24, 2023 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”); (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”); (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”); and (iv) Mr. David J. Snyderman, a U.S. citizen (“Mr. Snyderman”). The shares are held for the accounts of the following entities (all collectively, the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. Effective October 24, 2022, Mr. Snyderman is the Chief Executive Officer of Magnetar Financial and the manager of Supernova Management. The principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(8)

Based on the information reported on Schedule 13G/A filed on March 10, 2022 by our sponsor, Target Global Sponsor Ltd., a Cayman Islands exempt company with its registered address at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, Mr. Shmuel Chafets, Mr. Alexander Frolov, Mr. Mikhail Lobanov and Mr. Yaron Valler. Our sponsor is controlled as of the date hereof by Mr. Shmuel Chafets and Mr. Yaron Valler, who have voting and investment discretion in respect of the shares held of record by our sponsor and therefore may be deemed to have shared beneficial ownership of the shares held by our sponsor. The principal business office of each of our sponsor, Shmuel Chafets and Yaron Valler is PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman,

KY1-1002, Cayman Islands. Each of Shmuel Chafets and Yaron Valler disclaims beneficial ownership of the shares held by our sponsor except to the extent of his pecuniary interest therein, directly or indirectly.
(9)	Does not include any shares indirectly owned by this individual as a result of his indirect membership interest in our sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If any of the proposals are not approved, or if they are approved but we do not consummate a Business Combination before the Articles Extension Date or Additional Articles Extension Date (if applicable), the Company will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TGAA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than                , 2023.

Annex A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TARGET GLOBAL ACQUISITION I CORP

TARGET GLOBAL ACQUISITION I CORP

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.7 by deleting the following:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO, the Directors shall extend the period of time to consummate a Business Combination up to two times, each by an additional three months, for an aggregate of six additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) (the “Lender”), upon five business days of advance notice prior to the applicable deadline, will deposit into the Trust Account US$2,000,000 (or up to US$2,300,000 if the underwriters’ over-allotment option is exercised in full) for each such extension in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Public Shares in accordance with Article 49.5. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of US$1.50 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor. If the Company does not complete a Business Combination within 24 months, the loans will be repaid only from funds held outside of the Trust Account.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination within 21 months from the consummation of the IPO, the Company shall have the right, but not the obligation, to extend the period of time to consummate a Business Combination, without a shareholder vote, on a monthly basis for up to six times by an additional one month each time after September 13, 2023, by resolution of the Company’s board of Directors, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable deadline, until March 13, 2024, provided that (i) the Sponsor (or its affiliates or designees) will deposit into the Trust Account as a loan (a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”), one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to each such monthly extension, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, in exchange for a non-interest bearing, unsecured convertible promissory note to the Contributor repayable by the Company upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants issued to the Sponsor in connection with the Company’s IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the extended date(s), any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

(b) amending Article 49.8 by deleting the following:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months, if such date is extended as described in the prospectus relating to the IPO), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination within 21 months from the consummation of the IPO (or up to 27 months, if such date is extended in accordance with the Articles), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(c) amending Article 49.9 by deleting the following:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

and replacing it with the following:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months from the consummation of the IPO (or up to 27 months if such date is extended in accordance with the Articles), or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within twenty-one months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after the twenty-first month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon two calendar days’ advance notice prior to the applicable Termination Date, until twenty-seven months from the closing of the IPO.”; and

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.5 by deleting the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming

Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

and replacing it with the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”; and

THIRD, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 17.2 by deleting the following:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; or (b) automatically on the day of the consummation of a Business Combination.”

and replacing it with the following:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders of the Class B Shares, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination; or (b) automatically on the day of the consummation of a Business Combination.”,

(c) amending Article 29.1 by deleting the following:

“Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”

and replacing it with the following:

“Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination or the date on which all Class B Shares have been converted into Class A Shares, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”

(d) amending Article 49.11 by deleting the following:

“After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond 18 months from the consummation of the IPO or (ii) amend the foregoing provisions of this Article.”

and replacing it with the following:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond 21 months (or 27 months, if applicable under the provisions of this Article 49) from the consummation of the IPO or (ii) amend the foregoing provisions of this Article 49.11.”

Annex B

FORM OF AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of                     , 2023, is made by and between Target Global Acquisition I Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of December 8, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 21,489,658 units, including the subsequent exercise of the underwriters’ over-allotment option (the “Offering”), and concurrent sales of an aggregate of 7,063,909 private placement warrants, which includes the additional private sale conducted in connection with the subsequent exercise of the underwriters’ over-allotment option, to Target Global Sponsor Ltd. (the “Private Placement Warrants”), as of December 29, 2021, a total of $219,194,512 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) 18 months after the closing of the Offering and (2) such later date upon an Extension effectuated pursuant to the terms of the Trust Agreement;

WHEREAS, Section 6(c) of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the affirmative vote of sixty-five percent (65%) of the then-outstanding shares of the Ordinary Shares and the Company’s Class B Ordinary Shares; and

WHEREAS, at a meeting of the shareholders of the Company held on or about the date hereof (the “Meeting”), at least sixty-five percent (65%) of the then-outstanding shares of the Ordinary Shares and the Company’s Class B Ordinary Shares have voted to approve this Amendment Agreement;

WHEREAS, at the Meeting, the shareholders of the Company also voted to approve the second amendment and restatement of the Company’s memorandum and articles of association (as so amended and restated, the “Restated Articles”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. (a) Effective as of the execution hereof, the fourth recital of the Trust Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, if a Business Combination (as defined herein) is not consummated within the initial 21 month period following the closing of the Offering, the Company may, by resolution of the Board (as defined below), if requested by the Sponsor (as defined below), and upon two calendar days’ advance notice prior to the Applicable Deadline (as defined below), extend the date by which the Company has to consummate a Business Combination

(the “Termination Date”) up to six times with each extension being one month (each, an “Extension”, and each extended Termination Date, an “Applicable Deadline”) for up to a maximum of six months in the aggregate, subject to the Company’s sponsor Target Global Sponsor Ltd. (the “Sponsor”), its affiliates or designees depositing into the Trust Account, with respect to each Extension, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, no later than one business day following the public announcement by the Company disclosing that the Company’s board of directors has determined to extend the Termination Date for an additional month;”

(b) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriters, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and, in the case of Exhibit B, less up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 21 months after the closing of the Offering and (2) such later date upon an Extension effectuated pursuant to the terms hereof if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date”;

(c) Effective as of the execution hereof, Section 1(l) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(l) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least two calendar days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, follow the instructions set forth in the Extension Letter; and”

(d) Effective as of the execution hereof, Section 6(e) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Email: fwolf@continentalstock.com

Email: cgonzalez@continentalstock.com

if to the Company, to:

Target Global Acquisition I Corp.

PO Box 10176, Governor’s Square,

23 Lime Tree Bay Avenue,

Grand Cayman KY1-1002

Attn: Shmuel Chafets

in each case, with copies to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: Leo Borchardt, Esq.

Deanna L. Kirkpatrick, Esq.

Email: leo.borchardt@davispolk.com

deanna.kirkpatrick@davispolk.com

and

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

Attention: ECM Syndicate

and

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attn: Gregg A. Noel, Esq.

Email: gregg.noel@skadden.com.”

(e) Effective as of the execution hereof, Exhibit A of the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account—Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of , 2021 (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with                      (the “Target Business”) to consummate a business combination with the Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date (or such shorter period as you may agree) of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account, and to transfer the proceeds to a segregated account held by you on behalf of the Beneficiaries to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date (including as directed to it by the Underwriters (with respect to the Deferred Discount)).

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated substantially concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), and (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer, Chief Financial Officer, Co- Executive Chairman or Vice Chairman, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a joint written instruction signed by the Company and the Underwriters with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to public shareholders who have properly exercised their redemption rights and payment of the Deferred Discount directly to the account or accounts directed by the Underwriters from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such notice as soon thereafter as possible.

Very truly yours,

Target Global Acquisition I Corp.

By:
Name:
Title:

Agreed and acknowledged by:

UBS Securities LLC

By:
Name:
Title:”

(f) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account—Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                 , 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s Amended and Restated Memorandum and Articles of Association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected                   1 as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Target Global Acquisition I Corp.

By:
Name:
Title:

cc: UBS Securities LLC

(g) Effective as of the execution hereof, Exhibit C of the Trust Agreement is hereby amended and restated in its entirety as follows:

[1]	21 months from the closing of the Offering, or at a later date, if extended.”

“EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account -Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                 , 2021 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company                of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Target Global Acquisition I Corp.

By:
Name:
Title:

cc: UBS Securities LLC”

(h) Effective as of the execution hereof, Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account—Shareholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                 , 2021 (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company $         of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Public Shareholders who have requested redemption of their Ordinary Shares. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter.

Very truly yours,

Target Global Acquisition I Corp.

By:
Name:
Title:

cc: UBS Securities LLC”

(i) Effective as of the execution hereof, Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: [     ]

Re: Trust Account – Extension Letter

Mr./Ms. [     ]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of                 , 2021, as amended (the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from                to                  (the                 “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[                ], which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to six Extension Letters.

Very truly yours,

Target Global Acquisition I Corp.

By:
Name:
Title:

cc: UBS Securities LLC”

2. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

3. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby), and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to December 8, 2021.

(b) All references to the “amended and Restated Articles of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Articles.

4. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

5. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Other Miscellaneous Terms. The provisions of Sections 6(e), 6(g) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:

Name:
Title:

TARGET GLOBAL ACQUISITION I CORP.

By:

Name:
Title:

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

P

Target Global Acquisition I Corp.

PO Box 10176, Governor’s Square, 23

Lime Tree Bay Avenue,

Grand Cayman, KY1-1002,

Cayman Islands

EXTRAORDINARY GENERAL MEETING
OF TARGET GLOBAL ACQUISITION I CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON                     , 2023.

R
O
X
Y
C
A
R
D

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated                    , 2023, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Target Global Acquisition I Corp. (“Company”) to be held at                a.m. Eastern Time on                    , 2023, at the offices of Davis Polk & Wardwell London LLP located at 5 Aldermanbury Square, London EC2V 7HR, United Kingdom, and via a virtual meeting, and hereby appoints Shmuel Chafets and Heiko Dimmerling, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 and 5.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5

Proposal No. 1 — The Extension Amendment Proposal: - To amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date (the “Termination Date”) by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company (a “Business Combination”) from June 13, 2023 (the “Original Termination Date”) to September 13, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board (the “Board”) of directors, if requested by Target Global Sponsor Ltd., a Cayman Islands exempted company limited by shares, and upon two calendar days’ advance notice prior to the applicable Termination Date, until March 13, 2024, or a total of up to nine months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Redemption Limitation Amendment Proposal: - To amend, by way of special resolution, the Company’s Articles (the “Redemption Limitation Amendment”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares (the “Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering (“IPO”) (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Founder Conversion Amendment Proposal: - To amend, by way of special resolution, the Company’s Articles, to provide that the Class B ordinary shares (the “Class B Ordinary Shares”) may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 4 — The Trust Amendment Proposal: - To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the amendment of that certain investment management trust agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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Proposal No. 5 — The Adjournment Proposal: - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:	, 2023
(Signature) (Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 and 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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